               Securities and Exchange Commission
               Washington, DC 20549
               Form 8-K
               Current Report
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934
               Date of report: June 16, 2000
               CIT Equipment Collateral 2000-1

A New York     Commission File   I.R.S. Employer
Corporation    No. 0001114967    No. 22-6846998

               c/o AT&T Capital Corporation
               650 CIT Drive, Livingston, N.J. 07039
               Telephone Number (973) 740-5000

                         CIT EQUIPMENT COLLATERAL 2000-1
                            MONTHLY SERVICING REPORT


                                        DETERMINATION DATE:   JUNE 16, 2000
                                         COLLECTION PERIOD:    MAY 31, 2000
                                              PAYMENT DATE:   JUNE 20, 2000

ITEM 7: FINANCIALS

I. AVAILABLE FUNDS

   A.  AVAILABLE PLEDGED REVENUES

        a.      Scheduled Payments Received                                                        $32,126,973.21
        b.      Liquidation Proceeds Allocated to Owner Trust                                                0.00
        c.      Required Payoff Amounts of Prepaid Contracts                                         4,438,418.90
        d.      Required Payoff Amounts of Purchased Contracts                                         324,040.82
        e.      Proceeds of Clean-up Call                                                                    0.00
        f.      Investment Earnings on Collection Account and Note Distribution Account                      0.00
        g.      Investment Earnings on Class A-2a Funding Account                                            0.00
                                                                                                 ----------------
                     TOTAL AVAILABLE PLEDGED REVENUES =                                            $36,889,432.93

   B.  DETERMINATION OF AVAILABLE FUNDS

        a.      Total Available Pledged Revenues                                                   $36,889,432.93
        b.      Receipt from Class A-2 Swap Counterparty                                                     0.00
        c.      Receipt from Class A-3 Swap Counterparty                                                     0.00
        d.      Servicer Advances                                                                    4,199,351.66
        e.      Recoveries of prior Servicer Advances                                               (4,940,171.51)
        f.      Withdrawls from the Class A Principal Account, including Investment Earnings                 0.00
        g.      Withdrawal from Cash Collateral Account                                                      0.00
                                                                                                 ----------------
                      TOTAL AVAILABLE FUNDS =                                                      $36,148,613.08



                                  Page 2 of 8






II. DISTRIBUTION AMOUNTS


    A.  COLLECTION ACCOUNT DISTRIBUTIONS

           1.    Servicing Fee                                                                         450,063.69

           2.    Class A-1 Note Interest Distribution                                1,362,687.14
                 Class A-1 Note Principal Distribution                              28,810,198.07
                                               Aggregate Class A-1 distribution                     30,172,885.21

           3.    Class A-2a Note Interest Distribution                                 767,006.11
                 Class A-2a Note Principal Distribution                                      0.00
                                              Aggregate Class A-2a distribution                        767,006.11

           4.    Class A-2b Note Interest Distribution                                       0.00
                 Class A-2b Note Principal Distribution                                      0.00
                                              Aggregate Class A-2b distribution                              0.00

           5.    Class A-3 Note Interest Distribution                                1,020,323.98
                 Class A-3 Note Principal Distribution                                       0.00
                                               Aggregate Class A-3 distribution                      1,020,323.98

           6.    Class A-4 Note Interest Distribution                                  587,641.01
                 Class A-4 Note Principal Distribution                                       0.00
                                               Aggregate Class A-4 distribution                        587,641.01

           7.    Deposit to the Class A Principal Account                                                    0.00

           8.    Class B Note Interest Distribution                                     67,869.60
                 Class B Note Principal Distribution                                   459,737.20
                                                 Aggregate Class B distribution                        527,606.80

           9.    Class C Note Interest Distribution                                     91,572.96
                 Class C Note Principal Distribution                                   612,982.94
                                                 Aggregate Class C distribution                        704,555.90

           10.   Class D Note Interest Distribution                                    121,367.17
                 Class D Note Principal Distribution                                   766,228.67
                                                 Aggregate Class D distribution                        887,595.84

           11.   Payment due to the Class A-2 Swap Counterparty                                        104,456.24

           12.   Payment due to the Class A-3 Swap Counterparty                                        150,974.20

           13.   Deposit to the Cash Collateral Account                                                      0.00

           14.   Amounts in accordance with the CCA Loan Agreement                                     775,504.10

           15.   To the holder of the equity certificate                                                     0.00


                       COLLECTION ACCOUNT DISTRIBUTIONS =                                           36,148,613.08
                                                                                                   ==============

    B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS



           1.    Payment due on the Senior Loan                             73,478.53

           2.    Payment due on the Holdback                               308,326.88

           3.    Payment to the Depositor                                  492,710.06
                                                                         -------------
                        CASH COLLATERAL ACCOUNT DISTRIBUTIONS =            874,515.47
                                                                         =============

III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

        -----------------------------------------------------------------------------------------------
                DISTRIBUTION              CLASS A-1        CLASS A-2a      CLASS A-3        CLASS A-4
                  AMOUNTS                  NOTES            NOTES           NOTES            NOTES
        -----------------------------------------------------------------------------------------------

   1            Interest Due              1,362,687.14     767,006.11    1,020,323.98        587,641.01
   2           Interest Paid              1,362,687.14     767,006.11    1,020,323.98        587,641.01
   3         Interest Shortfall                   0.00           0.00            0.00              0.00
              ((1) minus (2))
   4           Principal Paid            28,810,198.07           0.00            0.00              0.00

   5     Total Distribution Amount       30,172,885.21     767,006.11    1,020,323.98        587,641.01
               ((2) plus (4))

        -------------------------------------------------------------------------------------------------------------
                DISTRIBUTION                CLASS B        CLASS C        CLASS D        TOTAL OFFERED   CLASS A-2b
                  AMOUNTS                    NOTES          NOTES          NOTES             NOTES         NOTES
        ------------------------------------------------------------------------------------------------------------

   1            Interest Due                67,869.60      91,572.96      121,367.17      4,018,467.97      0.00
   2           Interest Paid                67,869.60      91,572.96      121,367.17      4,018,467.97      0.00
   3         Interest Shortfall                  0.00           0.00            0.00              0.00      0.00
              ((1) minus (2))
   4           Principal Paid              459,737.20     612,982.94      766,228.67     30,649,146.88      0.00

   5     Total Distribution Amount         527,606.80     704,555.90      887,595.84     34,667,614.85      0.00
               ((2) plus (4))

 V.   INFORMATION REGARDING THE SECURITIES

    A    SUMMARY OF BALANCE INFORMATION



        ----------------------------------------------------------------------------------------------------------------
                                    APPLICABLE   PRINCIPAL BALANCE     CLASS FACTOR     PRINCIPAL BALANCE   CLASS FACTOR
             CLASS                    COUPON           JUN-00             JUN-00             MAY-00           MAY-00
                                       RATE         PAYMENT DATE       PAYMENT DATE       PAYMENT DATE      PAYMENT DATE
        ----------------------------------------------------------------------------------------------------------------
     a.  Class A-1 Notes              6.7230%      222,804,495.38        0.77206          251,614,693.45    0.87190
     b.  Class A-2a Notes             6.5988%      144,291,800.00        1.00000          144,291,800.00    1.00000
     c.  Class A-3 Notes              6.7388%      187,959,055.00        1.00000          187,959,055.00    1.00000
     d.  Class A-4 Notes              7.5800%       93,030,239.00        1.00000           93,030,239.00    1.00000
     e.  Class B Notes                7.5400%       10,341,791.32        0.90785           10,801,528.52    0.94821
     f.  Class C Notes                7.6300%       13,789,055.09        0.90785           14,402,038.03    0.94821
     g.  Class D Notes                8.0900%       17,236,318.87        0.90785           18,002,547.54    0.94821

     h.       TOTAL OFFERED NOTES                  689,452,754.66                         720,101,901.55

     i. Class A-2b Notes                           144,291,800.00

     j.       ONE - MONTH LIBOR RATE                       6.6088%



    B    OTHER INFORMATION



         --------------------------------------------------------------
                                 SCHEDULED             SCHEDULED
                             PRINCIPAL BALANCE     PRINCIPAL BALANCE
              CLASS               JUN-00                 MAY-00
                               PAYMENT DATE           PAYMENT DATE
         --------------------------------------------------------------
         Class A-1 Notes      231,491,950.00        257,091,831.00


         -------------------------------------------------------------------------------------------------------------
                                                       TARGET            CLASS              TARGET          CLASS
                                   CLASS          PRINCIPAL AMOUNT       FLOOR         PRINCIPAL AMOUNT     FLOOR
              CLASS             PERCENTAGE             JUN-00            JUN-00             MAY-00          MAY-00
                                                    PAYMENT DATE      PAYMENT DATE       PAYMENT DATE    PAYMENT DATE
         --------------------------------------------------------------------------------------------------------------
             Class A              94.00%            648,085,589.38                  676,895,787.45
             Class B               1.50%             10,341,791.32       0.00        10,801,528.52          0.00
             Class C               2.00%             13,789,055.09       0.00        14,402,038.03          0.00
             Class D               2.50%             17,236,318.87       0.00        18,002,547.54          0.00



   V. PRINCIPAL

      A.  MONTHLY PRINCIPAL AMOUNT

             1.    Principal Balance of Notes and Equity Certificates                 720,101,901.55
                   (End of Prior Collection Period)
             2.    Contract Pool Principal Balance (End of Collection Period)         689,452,754.66
                                                                                     ---------------
                           Total monthly principal amount                              30,649,146.88


  VI. CONTRACT POOL DATA

      A.  CONTRACT POOL CHARACTERISTICS

                                                        -------------------------------------------------------------
                                                            ORIGINAL               JUN-00                MAY-00
                                                              POOL              PAYMENT DATE          PAYMENT DATE
                                                        -------------------------------------------------------------

             1.    a.  Contract Pool Balance               759,430,525.00     689,452,754.66          759,430,525.00
                   b.  No of Contracts                             79,033             75,691                  79,033

             2.    Weighted Average Remaining Term                  39.70               39.5                    39.8

             3.    Weighted Average Original Term                    53.3



      B.  DELINQUENCY INFORMATION

                                                          -------------------------------------------------------------------
                                                                         % OF AGGREGATE
                                                            % OF         REQUIRED PAYOFF      NO. OF      AGGREGATE REQUIRED
                                                          CONTRACTS           AMOUNT         ACCOUNTS       PAYOFF AMOUNTS
                                                          -------------------------------------------------------------------
             1.    Current                                 92.80%             92.38%          70,241        646,533,528.38
                   31-60 days                               4.65%              4.93%           3,517         34,509,933.84
                   61-90 days                               1.74%              1.79%           1,316         12,561,472.87
                   91-120 days                              0.81%              0.89%             610          6,223,542.68
                   120+ days                                0.01%              0.01%               7             67,433.63

                           Total Delinquency               100.0%             100.0%          75,691        699,895,911.40

             2.    Delinquent Scheduled Payments:

                   Beginning of Collection Period                                      11,183,972.63
                   End of Collection Period                                            10,443,156.74
                                                                                      --------------
                           Change in Delinquent Scheduled Payments                       (740,815.89)

      C.  DEFAULTED CONTRACT INFORMATION

             1.    Required Payoff Amount on Defaulted Contracts                          236,305.66
             2.    Liquidation Proceeds received                                                0.00
                                                                                      --------------
             3.    Current Liquidation Loss Amount                                        236,305.66

             4.    Cumulative Liquidation Losses to date                                  408,083.17

                                 % of Initial Contracts                                        0.078%
                           % of Initial Contract Pool Balance                                  0.054%


  VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

       A.  CASH COLLATERAL ACCOUNT

              1.    Opening Cash Collateral Account                                      41,768,678.88

              2.    Deposit from the Collection Account                                           0.00

              3.    Withdrawls from the Cash Collateral Account                                   0.00

              4.    Available amount                                                     41,768,678.88

              5.    Required Cash Collateral Account Amount                              41,768,678.88

              6.    Cash Collateral Account Surplus/ (Shortfall)                                  0.00

              7.    Release of Cash Collateral Surplus                                            0.00

              8.    Ending Cash Collateral Account                                       41,768,678.88


       B.  CASH COLLATERAL ACCOUNT LOANS

              1.    Available Funds
                    a.  Excess Spread from Collection Account                               775,504.10
                    b.  Investment Earnings                                                  99,011.37

                    Total Available Funds                                                   874,515.47

              2.    Distribution of Available Funds
                    a.  Senior Loan Interest                                                 73,478.53
                    b.  Senior Loan Principal                                                     0.00
                    c.  Holdback Amount Interest                                            308,326.88
                    d.  Holdback Amount Principal                                                 0.00
                    e.  Remainder to the Depositor                                          492,710.06

              3. Distribution of CCA Surplus:
                    a.  Senior Loan Principal                                                     0.00
                    b.  Holdback Amount Principal                                                 0.00
                            Total Distribution of Surplus                                         0.00

              4.    Summary of Balance and Rate Information Applicable Rates
                    for the Interest Period:
                    a.  Libor Rate for the Interest Period                        6.6088%
                    b.  Senior Loan Interest Rate                                 9.6088%
                    c.  Holdback Amount Interest Rate                            11.8588%


                    -------------------------------------------------------------------------
                                                       JUN-00                     MAY-00
                             ITEM                   PAYMENT DATE               PAYMENT DATE
                    -------------------------------------------------------------------------
                    a.  Senior Loan                  9,492,881.56              9,492,881.56
                    b.  Holdback Amount             32,275,797.31             32,275,797.31

     VIII. MISCELLANEOUS INFORMATION

           A.  SERVICER ADVANCE BALANCE

                  1.    Opening Servicer Advance Balance                                         11,183,977.26
                  2.    Current Period Servicer Advance                                           4,199,351.66
                  3.    Recoveries of prior Servicer Advances                                    -4,940,171.51
                                                                                                --------------
                  4.    Ending Servicer Advance Balance                                          10,443,157.41


           B.  CLASS A-2a FUNDING ACCOUNT

                  1.    Opening Class A-2a Funding Account                                      144,291,800.00

                  2.    Monthly Accrued Interest                            793,604.90

                  2.    Investment Earnings                                                               0.00

                  3.    Withdrawal to the Collection Account                                              0.00

                  4.    Distribution to Class A-2a on Stated Maturity Date                                0.00
                                                                                                --------------
                  5.    Ending Class A-2a Funding Account                                       144,291,800.00

           C.  CLASS A PRINCIPAL ACCOUNT

                  1.    Opening Class A Principal Account                                                 0.00

                  2.    Investment Earnings                                                               0.00

                  3.    Withdrawls to the Collection Account                                              0.00

                  4.    Deposits                                                                          0.00
                                                                                                --------------

                  5.    Ending Class A Principal Account                                                  0.00

           D.  OTHER RELATED INFORMATION

                  1.    Discount Rate                                                                   8.1540%

                  2.    Life to Date Prepayment (CPR)                                                     10.5%

                  3.    Life to Date Substitutions:

                        a.  Prepayments                                           0.00

                        b.  Defaults                                              0.00


                                  Page 8 of 8



                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (The "Servicer") under the Pooling and Servicing Agreement, dated as of April 1, 2000 (the "Pooling and Servicing Agreement"), among
   CIT Equipment Collateral 2000-1, NTC Funding Company LLC, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the
      Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the
        following report with respect to the Payment Date occurring on
                                June 20, 2000.

   This Certificate shall constitute the Servicer's Certificate as required by
     Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                            AT&T Capital Corporation

                            Glenn Votek
                            -----------
                            Glenn Votek
                            Executive Vice President, and Treasurer